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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)        February 24, 1997


                          MITCHAM INDUSTRIES, INC.
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           (Exact name of registrant as specified in its Charter)


          Texas                       1-13490                  76-0210849
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(State or other Jurisdiction      (Commission File            (IRS Employer
    of Incorporation)                 Number)             Identification Number)




      44000 Highway 75 South, Huntsville, Texas                77342
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code          (409) 291-2277



                                     N/A
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                (Former address if changed since last report)
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ITEM 5.  OTHER EVENTS

a. On January 17,1997, the Company issued a press release with respect to the filing by the Company of a registration statement with the Securities and Exchange Commission for an offering of common stock of the Company. Pursuant to the registration statement, filed by the Company on Form S-1 (File No. 333-19997), 3,000,000 shares of common stock are being offered, of which 500,000 shares are being sold by selling shareholders, (not including an over-allotment option which, if exercised by the underwriters, grants them an option to purchase an additional 450,000 shares of which 375,000 shares would be issued and sold by the Company and 75,000 shares would be sold by the selling shareholders.)

         The registration statement has been filed with the Securities and Exchange Commission but has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state.

         In the January 17 press release, the Company also announced a $500,000 increase in its allowance for doubtful accounts in connection with the bankruptcy of one of its customers, Grant Geophysical, Inc. The press release is attached hereto as Exhibit 99.

         In connection with the Grant Geophysical bankruptcy, the Company increased its allowance for trade accounts receivable from $615,000 at October 31, 1996 to $1.5 million at December 31, 1996, which amount was intended to fully reserve all amounts due from Grant Geophysical and provide for any potential loss associated with the Company's remaining trade accounts receivable.

b. In January 1997, the Company established a second revolving line of credit with Bank One of up to $4.0 million (the "Equipment Revolver") to be used solely for short-term financing of up to 75% of the seismic equipment purchased by the Company for approved lease/purchase contracts, and a second term loan of $1.0 million (the "Second Term Loan") to be used solely for long-term financing of up to 80% of the purchase price of other seismic equipment. Interest on the Equipment Revolver and the Second Term Loan accrues at a floating rate of interest equal to the Base Rate plus 0.5%. Interest on amounts advanced under the Equipment Revolver is payable monthly, and the principal amount is due six months after the date of the initial advance; provided, however, that if the lessee under a lease/purchase contract does not purchase the seismic equipment subject to the lease, and there has been no default as defined under the lease, then the Company may extend the maturity date for an additional 18 months (the "Extended Term"). In such event, the principal amount of and interest on the amount advanced under the Equipment Revolver would be payable in ratable monthly installments over the Extended Term. Interest on and the principal amount of the Second Term Loan are payable in ratable monthly installments over a two-year period through and including December 1998.

c. Effective January 15, 1997, Billy F. Mitcham, Jr., the Chairman, President and Chief Executive Officer of the Company entered into a new employment agreement with the Company for a term of five years, which term is automatically extended for successive one-year periods
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unless either party gives written notice of termination at least 30 days prior to the end of the current term. The agreement provides for an annual salary of $150,000 and a bonus at the discretion of the Board of Directors. It may be terminated prior to the end of the initial term or any extension thereof if Mr. Mitcham dies; if it is determined that Mr. Mitcham has become disabled (as defined); if Mr. Mitcham gives three months prior notice of resignation; if the Company gives Mr. Mitcham notice of termination "without cause"; or if the Board of Directors determines that Mr. Mitcham has breached the employment agreement in any material respect, has appropriated a material business opportunity of the Company, has engaged in fraud or dishonesty with respect to the Company's business, or is convicted or indicted of any felony criminal offense or any crime punishable by imprisonment. If Mr. Mitcham terminates his employment within 60 days following (i) a material reduction in his duties and responsibilities (without his consent) or (ii) a reduction in, or failure by the Company to pay when due, any portion of his salary, he will be entitled to payments equal to $450,000, payable ratably over the 24 months following such termination. For a period of two years after the termination of the agreement, Mr, Mitcham is prohibited from engaging in any business activities that are competitive with the Company's business and from diverting any of the Company's customers to a competitor.

d. In May 1996, the Company entered into an exclusive lease referral agreement (the "Pelton Agreement") with Pelton Company, Inc. The Company believes Pelton is the leading manufacturer and supplier of vibrator control electronics. Under the Pelton Agreement, the Company is the exclusive third party recipient of requests from Pelton customers to lease vibrator control electronics throughout the world, through December 31, 1997. The Pelton Agreement is subject to cancellation by either party thereafter upon three months prior written notice.

         The Pelton Agreement is subject to termination upon the occurrence of
(i) the Company's failure to comply with the terms of the Pelton Agreement after having received written notice of its non-compliance, (ii) the Company's discontinuance as a going concern, (iii) the Company's default in the payment of any obligation to Pelton after having received notice that payment is due,
(iv) the Company's insolvency or bankruptcy, (v) the Company's transfer of the agreement by merger, consolidation, or liquidation, (vi) the Company's assignment, or attempted assignment, of the rights under the Agreement, (vii) Billy F. Mitcham no longer owning at least 250,000 shares of the Common Stock of the Company, or (viii) any competitor of Pelton owning, directly or indirectly, more than 5% of the company's outstanding capital stock on a fully-diluted basis.





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ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements.  None.

         (b)     Pro Forma Financial Information.  None.

         (c)     Exhibits.


                 Exhibit Number          Description
                 --------------          -----------

                      10.1 Letter Loan Agreement, dated January 16, 1997, between the
                                         Company and Bank One (Exhibit
                                         10.24)(1)

                      10.2 Assignment of Leases, dated January 16, 1997, between the
                                         Company and Bank One (Exhibit
                                         10.25)(1)

                      10.3 Security Agreement, dated January 16, 1997, between the Company and Bank One (Exhibit 10.26)(1)

                      10.4 Promissory Note, dated January 16, 1997, made payable by the Company to the order of Bank One in the original principal amount of
                                         $1,000,000 (Exhibit 10.27)(1)

                      10.5 First Amendment to Letter Loan Agreement, dated January 16, 1997, among the Company, Bank One and Bank One Leasing (Exhibit 10.28)(1)

                      10.6 Employment Agreement, dated January 15, 1997, between the
                                         Company and Billy F. Mitcham, Jr.
                                         (Exhibit 10.4)(2)

                      10.7 Exclusive Lease Referral Agreement, dated May 14, 1996, between the Company and Pelton Company, Inc., as amended January 15, 1997 (Exhibits
                                         10.1 and 10.17)(3)

                      99                 Press Release dated January 17,1997

________________





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(1)      Incorporated by reference to the indicated exhibit numbers of the
         Company's Amendment No. 1 to the Registration Statement on Form S-1, filed with the SEC on January 31, 1997 (File No. 333-19997).

(2) Incorporated by reference to the indicated exhibit numbers of the Company's Registration Statement on Form S-1, filed with the SEC on January 17, 1997 (File No. 333-19997).

(3) Incorporated by reference to the indicated exhibit numbers of the Company's Registration Statement on Form S-3 (File No. 333-10555), filed with the SEC on October 30, 1996 and the Company's Registration Statement on Form S-1, filed with the SEC on January 17, 1997 (File No. 333-19997).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MITCHAM INDUSTRIES, INC.
                                        ------------------------------
                                        (Registrant)


DATED:  February 24, 1997



                                        By:    /s/  Paul C. Mitcham.
                                           ------------------------------------
                                                    Paul C. Mitcham
                                                    Vice President - Operations





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                                 EXHIBIT INDEX


Exhibit Number            Description
--------------            -----------
10.1                      Letter Loan Agreement, dated January 16, 1997,
                          between the Company and Bank One (Exhibit
                          10.24)(1)

10.2 Assignment of Leases, dated January 16, 1997, between the Company and Bank One (Exhibit 10.25)(1)

10.3 Security Agreement, dated January 16, 1997, between the Company and Bank One (Exhibit 10.26)(1)

10.4 Promissory Note, dated January 16, 1997, made payable by the Company to the order of Bank One in the original principal amount of $1,000,000 (Exhibit 10.27)(1)

10.5 First Amendment to Letter Loan Agreement, dated January 16, 1997, among the Company,
                          Bank One and Bank One Leasing (Exhibit 10.28)(1)

10.6 Employment Agreement, dated January 15, 1997, between the Company and Billy F. Mitcham, Jr. (Exhibit 10.4)
                          (2)

10.7 Exclusive Lease Referral Agreement, dated May 14, 1996, between the Company and Pelton Company, Inc., as amended January 15, 1997 (Exhibits 10.1 and 10.17)(3)

99                        Press Release dated January 17,1997

_____________

(1) Incorporated by reference to the indicated exhibit numbers of the Company's Amendment No. 1 to the Registration Statement on Form S-1, filed with the SEC on January 31, 1997 (File No. 333-19997).

(2) Incorporated by reference to the indicated exhibit numbers of the Company's Registration Statement on Form S-1, filed with the SEC on January 17, 1997 (File No. 333-19997).

(3) Incorporated by reference to the indicated exhibit numbers of the Company's Registration Statement on Form S-3 (File No. 333-10555), filed with the SEC on October 30, 1996 and the Company's Registration Statement on Form S-1, filed with the SEC on January 17, 1997 (File No. 333-19997).